                                 SCHEDULE 14A
                                (Rule 14a-101)
                    INFORMATION REQUIRED IN PROXY STATEMENT
                           SCHEDULE 14A INFORMATION

               Proxy Statement Pursuant to Section 14(a) of the
                        Securities Exchange Act of 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

                                          [_] Confidential, for Use of the
[_] Preliminary Proxy Statement               Commission Only (as permitted by
                                              Rule 14a-6(e)(2))

[X]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12


                                  Rambus Inc.
               (Name of Registrant as Specified in Its Charter)


   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

[_] Payment of Filing Fee (Check the appropriate box):

[X] No fee required.

[_] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

  (1)  Title of each class of securities to which transaction applies:

  (2)  Aggregate number of securities to which transaction applies:

  (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

  (4)  Proposed maximum aggregate value of transaction:

  (5)  Total fee paid:


[_] Fee paid previously with preliminary materials:

[_] Check box if any part of the fee is offset as provided by Exchange Act
    Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

  (1)  Amount Previously Paid:

  (2)  Form, Schedule or Registration Statement no.:

  (3)  Filing Party:

  (4)  Date Filed:

[RAMBUS LOGO]

                   NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
                            TO BE HELD MAY 23, 2000

                               ----------------

To the Stockholders:

   Notice is hereby given that the Special Meeting of Stockholders (the "Special Meeting") of Rambus Inc., a Delaware corporation (the "Company"), will be held on Tuesday, May 23, 2000 at 9:00 a.m., local time, at the Company's headquarters, 2465 Latham Street, Mountain View, CA 94040, for the following purposes:

     1. Approval of an amendment to the Company's Amended and Restated Certificate of Incorporation to increase the number of shares of Common Stock, par value $.001 per share, which the Company is authorized to issue from 60,000,000 shares to 500,000,000 shares. Approval of this Proposal will result in a four-for-one split of the Company's Common Stock.

     2. Any and all matters incident to the foregoing, and such other business as may legally come before the meeting and any adjournments or postponements thereof.

   The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice of Special Meeting.

   Only holders of record of the Company's Common Stock at the close of business on March 30, 2000, the record date, are entitled to vote on the matters listed in this Notice of Special Meeting.

   All stockholders are entitled to attend the Special Meeting. However, to assure your representation at the Special Meeting, you are urged to sign and return the enclosed proxy as promptly as possible in the postage-prepaid envelope enclosed for that purpose. Any stockholder attending the Special Meeting may vote in person even if he or she has returned a proxy.

                              By Order Of The Board Of Directors of Rambus Inc.

                              Gary G. Harmon
                              Sr. Vice President, Finance, Chief
                              Financial Officer and Secretary

Mountain View, California
April 17, 2000

  WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE SIGN, DATE AND RETURN
      THE ENCLOSED PROXY AS PROMPTLY AS POSSIBLE IN THE ENCLOSED ENVELOPE

                                  Rambus Inc.

                                Proxy Statement
                                      for
                      2000 Special Meeting of Stockholders

                               TABLE OF CONTENTS

                                                                           Page
                                                                           ----
PROCEDURAL MATTERS................. ......................................   1
  General.................................................................   1
  Voting at the Special Meeting; Record Date..............................   1
  Quorum; Required Vote...................................................   1
  Proxies.................................................................   2
  Expenses of Solicitation................................................   2

PROPOSAL: AMENDMENT TO THE AMENDED AND RESTATED CERTIFICATE OF
 INCORPORATION............................................................   2
  General.................................................................   2
  Purpose and Effect of Amendment.........................................   3
  Effect of the Stock Split...............................................   4
  Potential Anti-Takeover Efffect.........................................   4

SECURITY OWNERSHIP BY PRINCIPAL STOCKHOLDERS AND MANAGEMENT...............   5

STOCKHOLDER PROPOSALS.....................................................   7

OTHER MATTERS.............................................................   7

                                  Rambus Inc.

                               ----------------

                                PROXY STATEMENT
                                      FOR
                        SPECIAL MEETING OF STOCKHOLDERS
                                 MAY 23, 2000

                               ----------------

                              PROCEDURAL MATTERS

General

   This Proxy Statement is being furnished to holders of Common Stock, par value $0.001 per share (the "Common Stock"), of Rambus Inc., a Delaware corporation (the "Company"), in connection with the solicitation of proxies by the Board of Directors of the Company for use at the Special Meeting of the Company's Stockholders (the "Special Meeting") to be held on Tuesday, May 23, 2000 at 9:00 a.m., local time, and at any adjournment or postponement thereof, for the purpose of considering and acting upon the matters set forth herein and in the accompanying Notice of Special Meeting. The Special Meeting will be held at the Company's offices at 2465 Latham Street, Mountain View, California 94040. The telephone number is (650) 944-8000.

   This Proxy Statement and the accompanying form of proxy are first being mailed on or about April 17, 2000 to all holders of Common Stock entitled to vote at the Special Meeting.

Voting at the Special Meeting; Record Date

   Only holders of record of the Company's Common Stock at the close of business on March 30, 2000 (the "Record Date") are entitled to notice of and to vote at the Special Meeting. Such Stockholders are entitled to cast one vote for each share of Common Stock held as of the Record Date on all matters properly submitted for the vote of stockholders at the Special Meeting. As of the Record Date, there were 23,933,900 shares of the Company's Common Stock outstanding and entitled to be voted at the Special Meeting. No shares of Preferred Stock were outstanding. For information regarding security ownership by management and by the beneficial owners of more than 5% of the Company's Common Stock, see "Security Ownership by Principal Stockholders and Management."

Quorum; Required Vote

   The presence, in person or by proxy, of at least a majority of the total number of outstanding shares of Common Stock entitled to vote at the Special Meeting is necessary to constitute a quorum at the Special Meeting. Approval of the proposed amendment (the "Amendment") to the Amended and Restated Certificate of Incorporation (the "Certificate of Incorporation") requires the affirmative vote of a majority of the total number of outstanding shares of Common Stock. Stockholders' votes will be tabulated by persons appointed by the Board of Directors to act as inspector of election for the Special Meeting. While there is no definitive statutory or case law authority in Delaware as to the proper treatment of abstentions in the counting of votes, the Company believes that abstentions should be counted for purposes of determining both (i) the presence or absence of a quorum for the transaction of business and (ii) the total number of shares entitled to vote. In the absence of controlling precedent to the contrary, the Company intends to treat abstentions in this manner. In a 1988 Delaware case, Berlin v. Emerald Partners, the Delaware Supreme Court held that, while broker non-votes may be counted for purposes of determining the presence or absence of a quorum for the transaction of business, broker non-votes should not be counted for purposes of determining the number of shares entitled to vote with respect to the particular proposal on which the broker has expressly not voted.

Proxies

   All shares entitled to vote and represented by properly executed proxies received prior to the Special Meeting, and not revoked, will be voted at the Special Meeting in accordance with the instructions indicated on those proxies. If no instructions are indicated on a properly executed proxy, the shares represented by that proxy will be voted as recommended by the Board of Directors. If any other matters are properly presented for consideration at the Special Meeting, including, among other things, consideration of a motion to adjourn the Special Meeting to another time or place (including, without limitation, for the purpose of soliciting additional proxies), the persons named in the enclosed proxy and acting thereunder will have discretion to vote on those matters in accordance with their best judgment.

   Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before it is voted. A proxy may be revoked (i) by filing with the Secretary of the Company, at or before the taking of the vote at the Special Meeting, a written notice of revocation or a duly executed proxy, in either case later dated than the prior proxy relating to the same shares or
(ii) by attending the Special Meeting and voting in person (although attendance at the Special Meeting will not of itself revoke a proxy). Any written notice of revocation or subsequent proxy must be received by the Secretary of the Company prior to the taking of the vote at the Special Meeting. Such written notice of revocation or subsequent proxy should be hand delivered to the Secretary of the Company or should be sent so as to be delivered to Rambus Inc., 2465 Latham Street, Mountain View, CA 94040,
Attention: Secretary.

Expenses of Solicitation

   All expenses of this solicitation, including the cost of preparing and mailing this Proxy Statement, will be borne by the Company. The Company may reimburse brokerage firms, custodians, nominees, fiduciaries and other persons representing beneficial owners of Common Stock for their reasonable expenses in forwarding solicitation material to such beneficial owners. Directors, officers and employees of the Company may also solicit proxies in person or by telephone, telegram, letter, facsimile or other means of communication. Such directors, officers and employees will not be additionally compensated, but they may be reimbursed for reasonable out-of-pocket expenses in connection with such solicitation. In addition, the Company has retained Beacon Hill Partners, Inc. to assist in the mailing and solicitation of proxies at an estimated fee of $5,000, plus reasonable out-of-pocket expenses.

                                   PROPOSAL

                     AMENDMENT TO THE AMENDED AND RESTATED
                         CERTIFICATE OF INCORPORATION
          TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK

General

   In March, 2000, the Board of Directors declared advisable and unanimously approved an Amendment to increase the aggregate number of shares of Common Stock which the Company is authorized to issue from 60,000,000 shares to 500,000,000 shares. No increase in the number of shares of Preferred Stock which the Company is authorized to issue, currently 5,000,000 shares, is proposed or anticipated.

   If approved by the Stockholders, the Amendment will become effective upon the filing of a Certificate of Amendment of Amended and Restated Certificate of Incorporation with the Delaware Secretary of State. The Amendment would change the first paragraph of Article IV of the Company's Certificate of Incorporation to read in its entirety as follows:

     "IV. Authorized Capital Stock. This Corporation is authorized to issue two classes of stock to be designated, respectively, "Common Stock' and "Preferred Stock.' The total number of shares which the Corporation is authorized to issue is five hundred five million (505,000,000) shares. Five hundred million

  (500,000,000) shares shall be Common Stock, each having a par value of one-tenth of one cent ($.001). Five million (5,000,000) shares shall be Preferred Stock, each having a par value of one-tenth of one cent ($.001), 160,000 shares of which shall be designated Series E Participating Preferred Stock ("Series E Preferred") and 4,840,000 shares of which shall be undesignated."

   At the same time that it adopted the resolution to increase the authorized capital stock, the Board of Directors declared a four-for-one stock split of the Company's Common Stock which would be effected by issuing three additional shares of Common Stock for each share of Common Stock outstanding (the "Stock Split"), conditioned upon the Stockholders' approval of this Proposal. Stockholders are not being asked to vote on the Stock Split, but the Stock Split will not take place unless the authorized number of shares of Common Stock is increased as described in this Proposal.

   In the event Stockholders approve the Proposal to increase the authorized number of shares of Common Stock, the following paragraph will be inserted as the second paragraph of Article IV in order to effectuate the Stock Split:

     "Upon the effectiveness of this Certificate of Amendment, every share of Common Stock outstanding or held by the Corporation in its treasury shall be changed and reclassified into four (4) shares of Common Stock, $0.001 par value per share, which shares shall be fully paid and nonassessable shares of Common Stock of the Corporation."

Purpose and Effect of Amendment

   As of the Record Date, of the Company's 60,000,000 shares of Common Stock, 23,933,900 shares were issued and outstanding, 310,000 shares were reserved for future issuance under the Company's warrant agreements with certain vendors, and 6,549,101 shares were reserved for future issuance under the Company's stock incentive plans, employee stock plans and warrant agreements, of which, currently, approximately 5,639,308 are covered by outstanding options and warrants and 909,793 are available for grant or purchase. Based upon the foregoing number of outstanding and reserved shares of Common Stock, the Company currently has approximately 29,206,999 shares remaining available for other purposes.

   The Board of Directors believes that the proposed Stock Split will result in a market price that should be more attractive to a broader spectrum of investors. Based upon figures as of March 30, 2000, of the 500,000,000 shares of Common Stock which would be authorized, 95,735,600 shares would be required to effectuate the Stock Split. The aggregate number of shares of Common Stock that may be sold under each of the Company's employee stock purchase and incentive stock option plans, and under the Company's warrant agreements, and the exercise price of such options and warrants, will also be proportionately adjusted to reflect the Stock Split. For example, the Stock Split will have the effect of quadrupling the number of shares of Common Stock issuable upon the exercise of options under the Company's stock incentive plans, and of reducing by one-fourth the option price per share of such options. Readers should note that none of the share-related data in this proxy statement is adjusted to take into account the proposed Stock Split.

   The Board of Directors also believes that it is in the Company's best interests to increase the number of authorized but unissued shares of Common Stock in order to have additional shares available to meet the Company's future business needs as they arise. Among other things, the increase will provide shares to finance acquisitions of other businesses consistent with the Company's growth strategy. The Company's management has no other present arrangements, agreements, understandings or plans for the use of the additional shares proposed to be authorized. The Board believes that the availability of such additional shares will provide the Company with the flexibility to issue Common Stock for a variety of other purposes the Board of Directors may deem advisable without further action by the Company's Stockholders, unless required by law, regulation or stock exchange rule. These purposes could include, among other things, the sale of stock to obtain additional capital funds, the use of additional shares for various equity compensation and other employee benefit plans, the declaration of future stock splits or distributions, and other bona fide purposes.

   In March, 2000, the Board of Directors unanimously approved the Stock Split for the reasons stated above. Because the Stock Split would effectively quadruple the number of outstanding shares of Common Stock and increase that number to an amount well in excess of 60,000,000 shares, an increase in authorized capital is required to make the proposed stock split possible. As a result, the Board conditioned the Stock Split on obtaining Stockholder approval of this increase in the Company's authorized capital. The Company reserves the right to seek a further increase in authorized shares from time to time in the future as considered appropriate by the Board.

   There will be no change in the voting rights, dividend rights, liquidation rights, preemptive rights or any other Stockholder rights as a result of the proposed Amendment. The additional shares might be issued at such times and under such circumstances as to have a dilutive effect on earnings per share and on the equity ownership of the present holders of Common Stock.

Effect of the Stock Split

   No change in total stockholders' equity will result from the Stock Split. The aggregate amount of capital represented by the outstanding shares of Common Stock will be increased by $.001 for each share issued to effect the Stock Split and the Company's capital in excess of par value account will be reduced by the same amount. After the Stock Split, purchases and sales of Common Stock by an individual stockholder may be subject to higher brokerage charges and applicable stock transfer taxes than on a pre-split transaction of equivalent market value due to the greater number of shares of Common Stock involved after the Stock Split. In addition, the Company will incur certain expenses in connection with the Stock Split, such as the cost of preparing and delivering to Stockholders new certificates representing additional shares.

   The Company has been advised that, based on current tax law, the Stock Split should not result in any gain or loss for Federal income tax purposes. The tax basis of every share held before the Stock Split will be allocated between the four shares held as a result of the distribution, and the holding period of the new shares will include the holding period of the shares with respect to which they were issued. The laws of jurisdictions other than the United States may impose income taxes on the issuance of the additional shares and stockholders subject to such laws are urged to consult their tax advisors.


Potential Anti-Takeover Effect

   The proposed Amendment could, under certain circumstances, have an anti-takeover effect, although this is not the intention of the Proposal. The increased number of authorized shares of Common Stock could discourage, or be used to impede, an attempt to acquire or otherwise change control of the Company. The private placement of shares of Common Stock into "friendly" hands, for example, could dilute the voting strength of a party seeking control of the Company.

   THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR THE PROPOSAL TO AMEND THE COMPANY'S AMENDED AND RESTATED CERTIFICATE OF INCORPORATION TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK.

          SECURITY OWNERSHIP BY PRINCIPAL STOCKHOLDERS AND MANAGEMENT

   Under the proxy rules of the Securities and Exchange Commission, a person who directly or indirectly has or shares voting power or investment power with respect to a security is considered a beneficial owner of the security. Voting power is the power to vote or direct the voting of shares, and investment power is the power to dispose of or direct the disposition of shares. Shares as to which voting power or investment power may be acquired within 60 days are also considered as beneficially owned under the proxy rules.

   The following table sets forth certain information as of March 30 regarding beneficial ownership of the Company's Common Stock by (i) each person who is known to the Company to own beneficially more than five percent of the Company's Common Stock, (ii) each director of the Company, (iii) each executive officer of the Company, and (iv) all current directors and current officers of the Company as a group. The information on beneficial ownership in the table and the footnotes thereto is based upon the Company's records and the most recent Schedule 13D or 13G filed by each such person or entity and information supplied to the Company by such person or entity. Unless otherwise indicated, each person has sole voting power and sole investment power with respect to the shares shown.

                                               Number of
                                                 Shares       Percentage of
                                              Beneficially Shares Beneficially
     Name or Group of Beneficial Owners         Owned(1)         Owned(1)
     ----------------------------------       ------------ -------------------
Waddell & Reed(2)............................  2,574,550          10.8
 6300 Lamar Avenue
 Shawnee Mission, KS 66201-9217
Stuart J. Steele(3)                            1,392,335           5.8
 436 S. River Road
 Bedford, New Hampshire 03110
Geoff Tate(4)................................  1,019,989           4.2
David Mooring(5).............................    246,589           1.0
Gary Harmon(6)...............................    152,246            *
Ed Larsen(7).................................     31,773            *
Subodh Toprani(8)............................    120,193            *
William Davidow(9)...........................    257,576           1.1
Bruce Dunlevie(10)...........................  1,040,693           4.3
P. Michael Farmwald..........................  1,127,734           4.7
Charles Geschke(11)..........................     72,812            *
Mark Horowitz................................    587,929           2.5
All directors and officers as a group (12
 persons)(12)................................  4,716,214          19.3

--------
  * Less than 1 percent

 (1) Percentage of shares beneficially owned is based on 23,933,900 shares outstanding as of March 30, 2000. Unless otherwise indicated below, the persons and entities named in the table have sole voting and investment power with respect to all shares beneficially owned, subject to community property laws where applicable. Shares subject to options which are exercisable within 60 days of March 30, 2000 are deemed to be outstanding and to be beneficially owned by the person holding such options for the purpose of computing the percentage ownership of such person, but are not deemed to be outstanding and to be beneficially owned for the purpose of computing the percentage ownership of any other person.

 (2) As reported on Schedule 13G filed on February 1, 2000.

 (3) As reported on Schedule 13G filed on April 6, 2000.

 (4) Includes 125,000 vested common stock equivalents. Also includes 36,500 shares subject to options exercisable within 60 days of March 30, 2000, of which 5,249 shares were vested and 31,251 shares were unvested as of March 30, 2000. Includes 15,000 shares held of record by Mr. Tate's wife, Colleen Thygesen Tate, as Trustee for their children.

 (5) Includes 125,000 vested common stock equivalents. At March 30, 2000, 23,376 shares held by Mr. Mooring were subject to a right of repurchase in favor of the Company which lapses over time.

 (6) Includes 12,499 shares subject to options exercisable within 60 days of March 30, 2000, of which 11,249 shares were vested and 1,250 shares were unvested as of March 30, 2000. At March 30, 2000, 12,126 shares held by Mr. Harmon were subject to a right of repurchase in favor of the Company which lapses over time.

 (7) Includes 20,000 shares subject to options exercisable within 60 days of March 3, 2000, of which all 20,000 shares were vested as of March 30, 2000. At March 30, 2000, 10,417 shares held by Mr. Larsen were subject to a right of repurchase in favor of the Company which lapses over time.

 (8) Includes 60,500 shares subject to options exercisable within 60 days of March 3, 2000, of which 46,041 shares were vested and 14,459 shares were unvested as of March 30, 2000.

 (9) Includes 5,937 shares subject to options exercisable within 60 days of March 30, 2000, of which 4,790 shares were vested and 1,147 shares were unvested as of March 30, 2000. At March 30, 2000, 2,292 shares held by Dr. Davidow were subject to a right of repurchase in favor of the Company which lapses over time.

(10) Includes all shares held by entities affiliated with MPAE V Management Co. Bruce W. Dunlevie, a director of the Company, is a general partner of MPAE V Management Co. which is a general partner of Merrill, Pickard, Anderson & Eyre V, L.P. which owns 941,516 shares. Mr. Dunlevie is deemed to have voting and investment power with respect to such shares. Mr. Dunlevie may be deemed to beneficially own such shares, but he disclaims beneficial ownership of all such shares except to the extent of his pecuniary interest therein. Also includes (i) 40,937 shares subject to options exercisable within 60 days of March 30, 2000, of which 37,498 shares were vested and 3,349 shares were unvested as of March 30, 2000, and (ii) 8,000 shares held of record by Mr. Dunlevie as trustee for his children.

(11) Includes 31,875 shares held of record by the Geschke Family Trust Dated 9/25/87, and 30,937 shares subject to options exercisable within 60 days of March 30, 2000, of which 29,790 shares were vested and 1,147 shares were unvested as of March 30, 2000. At March 30, 2000, 2,292 shares held by Dr. Geschke were subject to a right of repurchase in favor of the Company which lapses over time.

(12) Includes 250,000 vested common stock shares equivalents. Also includes 262,208 shares subject to options exercisable within 60 days of March 30, 2000, of which 203,898 shares were vested and 58,310 shares were unvested as of March 30, 2000. At March 30, 2000, 50,503 shares held by such persons were subject to a right of repurchase in favor of the Company which lapses over time.

                             STOCKHOLDER PROPOSALS

   Stockholders may present proper proposals for inclusion in the Company's proxy statement and for consideration at the next annual meeting of its stockholders by submitting their proposals in writing to the Secretary of the Company in a timely manner. In order to be included in the Company's proxy materials for the annual meeting of stockholders to be held in the year 2001, stockholder proposals must be received by the Secretary of the Company no later than September 14, 2000, and must otherwise comply with the requirements of Rule14a-8 of the Securities Exchange Act of 1934, as amended (the "Exchange Act").

   In addition, the Company's Bylaws establish an advance notice procedure with regard to certain matters, including stockholder proposals not included in the Company's proxy statement, to be brought before an annual meeting of stockholders. For nominations or other business to be properly brought before the meeting by a stockholder, such stockholder must provide written notice delivered to the Secretary of the Company 90 days in advance of the annual or special meeting, which notice must contain specified information concerning the matters to be brought before such meeting and concerning the stockholder proposing such matters. In the event that less than 100 days notice or prior public disclosure of the date of the meeting is given or made to stockholders, notice by the stockholder to be timely must be received not later than the close of business on the tenth day following the earlier of the day on which such notice of the date of the annual meeting was mailed or such public disclosure was made. A copy of the full text of the Bylaw provisions discussed above may be obtained by writing to the Secretary of the Company. All notices of proposals by stockholders, whether or not included in the Company's proxy materials, should be sent to Rambus Inc., 2465 Latham Street, Mountain View, CA 94040, Attention: Secretary.

                                 OTHER MATTERS

   The Board of Directors does not know of any other matters to be presented at the Special Meeting. If any additional matters are properly presented or otherwise allowed to be considered at the Special Meeting, the persons named in the enclosed proxy will have discretion to vote shares they represent in accordance with their own judgment on such matters.

   It is important that your shares be represented at the meeting, regardless of the number of shares which you hold. You are, therefore, urged to execute and return, at your earliest convenience, the accompanying proxy in the envelope which has been enclosed.

                                          BY ORDER OF THE BOARD OF DIRECTORS

Mountain View, California
April 17, 2000

                                                                     1639-SPS-00

        THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF

                                  Rambus Inc.

      FOR THE SPECIAL MEETING OF STOCKHOLDERS TO BE HELD ON MAY 23, 2000

     The undersigned stockholder of Rambus Inc., a Delaware corporation (the "Company"), hereby acknowledges receipt of the Notice of Special Meeting of Stockholders and accompanying Proxy Statement each dated April 17, 2000 and hereby appoints Geoff Tate and Gary Harmon, or either of them, proxies and attorneys-in-fact, each with full power of substitution, to represent the undersigned at the Special Meeting of Stockholders of Rambus Inc. to be held on May 23, 2000 at 9:00 a.m., local time at the Company's headquarters at 2465 Latham Street, Mountain View, CA 94040, and at any adjournment thereof, and to vote all shares of Common Stock of the Company held of record by the undersigned on March 30, 2000 as hereinafter specified upon the proposal listed on the reverse side.

IN ORDER TO ASSURE YOUR REPRESENTATION AT THE SPECIAL MEETING OF STOCKHOLDERS PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY IN THE ENCLOSED ENVELOPE.

SEE REVERSE        CONTINUED AND TO BE SIGNED ON REVERSE SIDE       SEE REVERSE
   SIDE                                                                SIDE



--------------------------------------------------------------------------------


     Please mark
     votes as in this
     example.

     THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE PROPOSAL BELOW AND AS SAID PROXIES DEEM ADVISABLE ON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING OR MAY OTHERWISE BE ALLOWED TO BE CONSIDERED AT THE MEETING. THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE PROPOSAL BELOW.

                                                          FOR   AGAINST  ABSTAIN
     1.   Approval of an amendment to the Company's
          Amended and Restated Certificate of             [_]     [_]      [_]
          Incorporation to increase the number of
          shares of Common Stock, par value $.001
          per share, which the Company is authorized to issue from 60,000,000 shares to 500,000,000 shares. This Proposal is being proposed by the Company, and approval of this Proposal will result in a four-for-one split of the Company's Common Stock.


                                 [_]   MARK HERE FOR ADDRESS CHANGE AND
                                       NOTE CHANGE AT LEFT

                                       Please sign exactly as your name appears hereon. When shares are registered in the names of two or more persons, whether as joint tenants, as community property or otherwise, both or all of such persons should sign. When signing as attorney, executor, administrator, trustee, guardian or another fiduciary capacity, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized person. If a partnership, please sign in partnership name by authorized person.



Signature                              Date:
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Signature:                             Date:
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